Financial Income (Expenses), Net	12 Months Ended
Dec. 31, 2014
Financial Income (Expenses), Net [Abstract]
Financial Income (Expenses), Net
Note 13 - Financial Income (Expenses), Net

	Year ended December 31
	2012	2013	2014
		US$ thousands

Interest income	1,360	1,290	1,266
Discount of marketable securities	(561)	(643)	(758)
Exchange rate differences, net	96	(89)	(95)
Bank charges	(143)	(154)	(150)

	752	404	263